Exhibit 10.56

AMENDMENT NO. 1

TO

LOAN AGREEMENT

AMENDMENT NO. 1 TO LOAN AGREEMENT, dated as of August 27, 2009 (this “Agreement”), among MULTI-FINELINE ELECTRONIX, INC., a Delaware corporation (“U.S. Borrower”), MULTI-FINELINE ELECTRONIX SINGAPORE PTE. LTD., a Singapore corporation (“Singapore Borrower”, and together with U.S. Borrower, collectively, “Borrowers”), the various Subsidiaries (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) of the Borrowers that are parties hereto, the various financial institutions that are parties hereto (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Loan and Security Agreement, dated as of February 12, 2009 (the “Existing Loan Agreement”), and the other Loan Documents; and

WHEREAS, the Borrowers have requested that, as of the Effective Date, the Existing Loan Agreement be amended as herein provided; and

WHEREAS, the Lenders are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

“Agent”: defined in the preamble.

“Agreement”: is defined in the preamble.

“Amended Loan Agreement”: the Existing Loan Agreement as amended by this Agreement as of the Effective Date.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

“Borrowers”: defined in the preamble.

“Effective Date”: defined in Section 5.1.

“Existing Loan Agreement”: defined in the first recital.

“Lenders”: defined in the preamble.

“Singapore Borrower” defined in the preamble.

“U.S. Borrower” defined in the preamble.

SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Loan Agreement.

ARTICLE II

AMENDMENTS

Effective on (and subject to the occurrence of) the Effective Date, the Existing Loan Agreement is amended as follows:

SECTION 2.1. Addition to Section 1.1. (a) The following new definitions are added to Section 1.1 of the Existing Loan Agreement in the appropriate alphabetical order:

“Amendment No. 1 to Loan Agreement” means Amendment No. 1 to Loan Agreement, dated as of August 27, 2009, among the parties to this Agreement.

[CONFIDENTIAL TREATMENT REQUESTED]: [CONFIDENTIAL TREATMENT REQUESTED], a Canadian corporation, provided that such company does not have its principal office or any assets in any of Brazil, China, Mexico, Vietnam, Thailand or any other country that is not acceptable to Agent.

[CONFIDENTIAL TREATMENT REQUESTED]: [CONFIDENTIAL TREATMENT REQUESTED], a Taiwan corporation, provided that such company does not have its principal office or any assets in any of Brazil, China, Mexico, Vietnam, Thailand or any other country that is not acceptable to Agent.

[CONFIDENTIAL TREATMENT REQUESTED]: [CONFIDENTIAL TREATMENT REQUESTED], a Canadian corporation, provided that such company does not have its principal office or any assets in any of Brazil, China, Mexico, Vietnam, Thailand or any other country that is not acceptable to Agent.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(b) The following defined terms in Section 1.1 of the Existing Loan Agreement are amended as follows:

“Availability Block”:

Revolver Commitments	Cash and Cash Equivalents on Deposit with Bank of America and its Affiliates
	$40 million or less	Greater than $40 million but less than $60 million	$60 million or more

$40 million or less	$6 million	$3 million	None

Greater than $40 million	$10 million	$5 million	None

Cash and Cash Equivalents on deposit with Bank of America and its Affiliates shall include such deposits of the U.S. Borrower and each Subsidiary of the U.S. Borrower. The Availability Block may be apportioned between the Singapore Revolver Loans and the U.S. Revolver Loans in the discretion of Agent. The Agent’s determination of the amount of cash and Cash Equivalents on deposit with Bank of America and its Affiliates shall be conclusive, absent manifest error.

“Eligible Account”: an Account owing to a Borrower that arises in the Ordinary Course of Business from the sale of goods, is payable in Dollars and is deemed by Agent, in its discretion, to be an Eligible Account. Without limiting the foregoing, no Account shall be an Eligible Account if:

(a) it is unpaid for more than 60 days after the original due date, or more than 90 days after the original invoice date;

(b) 25% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause;

(c) except as set forth in the proviso in this clause and clause (g)(ii), when aggregated with other Accounts owing by the Account Debtor, it exceeds 15% of the aggregate Eligible Accounts (or such higher percentage as Agent may establish for the Account Debtor from time to time); provided, however, in the case of Accounts owing by

(i) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts,

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

(ii) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts,

(iii) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts (or, in the case of the preceding clause (i), (ii) or (iii), such other percentage as established for the applicable Account Debtor from time to time by Agent based on Agent’s opinion of the creditworthiness and risk profile of the Account Debtor);

(iv) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts;

(v) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts; or

(vi) [CONFIDENTIAL TREATMENT REQUESTED], it exceeds [CONFIDENTIAL TREATMENT REQUESTED] of the aggregate Eligible Accounts;

(d) it does not conform with a covenant or representation herein;

(e) it is owing by a creditor or supplier, or is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but ineligibility shall be limited to the amount thereof);

(f) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not Solvent; or a Borrower is not able to bring suit or enforce remedies against the Account Debtor through judicial process;

(g) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada; provided that

(i) notwithstanding the foregoing [CONFIDENTIAL TREATMENT REQUESTED] shall, in any event, be acceptable Account Debtors pursuant to this clause (g) and subject to the concentration limits set forth in clause (c) above; and

(ii) Accounts in which the Account Debtor is organized or has its principal office or assets outside of Brazil, Mexico, China, Vietnam or Thailand may be Eligible Accounts if (A) the applicable Account Debtor is acceptable to

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

Agent, (B) the principal office and assets of the applicable Account Debtor are located in a country that is acceptable to Agent and (C) the aggregate amount of all such Accounts that is included as part of the Aggregate Borrowing Base does not exceed 5% of the Revolver Commitment (it being understood that [CONFIDENTIAL TREATMENT REQUESTED] shall be subject to the requirements preceding clause (g)(i));

(h) it is owing by a Government Authority, unless the Account Debtor is the United States or any department, agency or instrumentality thereof and the Account has been assigned to Agent in compliance with the Assignment of Claims Act;

(i) it is not subject to a duly perfected, first priority Lien in favor of Agent, or is subject to any other Lien;

(j) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale;

(k) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment;

(l) its payment has been extended, the Account Debtor has made a partial payment, or it arises from a sale on a cash-on-delivery basis;

(m) it arises from a sale to an Affiliate, from a sale on a bill-and-hold, guaranteed sale, sale or return, sale on approval, consignment, or other repurchase or return basis, or from a sale to a Person for personal, family or household purposes;

(n) it represents a progress billing or retainage; or

(o) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof. In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 90 days old will be excluded.

SECTION 2.2. Amendments to Section 10.1.2. Subsections (b) of (c) of Section 10.1.2 of the Existing Loan Agreement are hereby amended by deleting the phrase “by the chief financial officer or controller of the U.S. Borrower” and replacing it with the phrase “by the chief financial officer, treasurer or controller of the U.S. Borrower”.

SECTION 2.3. Amendments to Section 14.1.1. Section 14.1.1 of the Existing Loan Agreement is amended in the entirety as follows:

14.1.1 Amendment. No modification of any Loan Document, including any extension or amendment of a Loan Document or any waiver of a Default or Event of Default, shall be effective without the prior written agreement of Agent (with

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

the consent of Required Lenders) and each Obligor party to such Loan Document; provided, however, that:

(a) without the prior written consent of Agent, no modification shall be effective with respect to any provision in a Loan Document that relates to any rights, duties or discretion of Agent;

(b) without the prior written consent of (i) Issuing Bank, no modification shall be effective with respect to any LC Obligations or Section 2.2;

(c) without the prior written consent of each affected Lender, no modification shall be effective that would (i) increase the Revolver Commitment of such Lender; or (ii) reduce the amount of, or waive or delay payment of, any principal, interest or fees payable to such Lender; and

(d) without the prior written consent of all Lenders (except a Defaulting Lender as provided in Section 4.2), no modification shall be effective that would (i) extend the Revolver Termination Date; (ii) alter Section 5.5, 7.1 (except to add Collateral) or 14.1.1; (iii) amend the definitions Pro Rata or Required Lenders; (iv) amend the definitions Eligible Account or Accounts Formula Amount that has the effect of weakening or eliminating any eligibility criteria or increasing the amount available to be borrowed pursuant to such definitions; (v) increase any advance rate, decrease the Availability Block or, except as provided in Section 2.1.7, increase total Revolver Commitments; (vi) release Collateral with a book value greater than $2,000,000 during any calendar year, except as currently contemplated by the Loan Documents; or (vii) release any Obligor from liability for any Obligations, if such Obligor is Solvent at the time of the release.

SECTION 2.4. Amendments to Exhibit D. Exhibit D of the Existing Loan Agreement is hereby amended as follows:

the bracketed language “[chief financial officer or controller]” in the first sentence thereof is deleted and replaced with “[chief financial officer, treasurer or controller]”; and

the bracketed language “[Chief Financial Officer] [Controller]” in the final line of the signature block of Exhibit D is deleted and replaced with “[Chief Financial Officer] [Treasurer] [Controller]”.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to make the amendments provided for in Article II, each Borrower hereby (a) represents and warrants that (i) each of the representations and warranties of the Obligors contained in the Loan Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, each Borrower hereby (i) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to the Agent and the Lenders in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all the Collateral thereto in favor of the Agent and each Lender continues unimpaired and in full force and effect, and (ii) waives all defenses, claims, counterclaims, rights of recoupment or set-off against any of its Obligations.

ARTICLE IV

ACKNOWLEDGMENT OF SUBSIDIARIES

By executing this Agreement, each Subsidiary of a Borrower that is a party hereto hereby confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Loan Agreement shall refer to the Loan Agreement after giving effect to this Agreement. Without limiting the foregoing, each such Subsidiary waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Subsidiary’s Obligations.

ARTICLE V

CONDITIONS TO EFFECTIVENESS; EXPIRATION

SECTION 5.1. Effective Date. This Agreement shall become effective on such date (herein called the “Effective Date”) when the conditions set forth in this Section have been satisfied.

SECTION 5.1.1 Execution of Agreement. The Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Borrower, each of its Subsidiaries that are parties hereto, the Agent and all the Lenders.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

SECTION 5.1.2 Representations and Warranties. The representations and warranties made by each Borrower pursuant to Article III as of the Effective Date shall be true and correct.

SECTION 5.2. Expiration. If the Effective Date has not occurred on or prior to August 31, 2009, the agreements of the parties contained in this Agreement shall, unless otherwise agreed by all the Lenders terminate immediately on such date and without further action.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

SECTION 6.2. Loan Document Pursuant to Amended Loan Agreement. This Agreement is a Loan Document executed pursuant to the Amended Loan Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Loan Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 6.3. Limitation of Amendments. The amendments set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Loan Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of either Borrower or any other Obligor which would require the consent of any of the Lenders under the Existing Loan Agreement or any other Loan Document.

SECTION 6.4. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 6.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6. Further Assurances. Each Borrower shall execute and deliver, and shall cause each other Obligor to execute and deliver, from time to time in favor of the Agent and the Lenders, such documents, agreements, certificates and other instruments as shall be reasonably requested by the Agent to effect the purposes of this Agreement.

SECTION 6.7. Costs and Expenses. Each Borrower agrees to pay all reasonable costs and expenses of the Agent (including the reasonable fees and out-of-pocket expenses of

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

legal counsel of the Agent) that are incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

SECTION 6.8. GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWERS:

MULTI-FINELINE ELECTRONIX, INC.

By:	/s/ Thomas Liguori
Name:	Tom Liguori
Title:	Chief Financial Officer

MULTI-FINELINE ELECTRONIX SINGAPORE PTE. LTD.

By:	/s/ Reza A. Mesgin
Name:	Reza Meshgin
Title:	CEO and President

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Agent and Lender

By:	/s/ Carlos Gil
Name:	Carlos Gil
Title:	Vice President

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.

SUBSIDIARIES:

AURORA OPTICAL, INC.

By:	/s/ Reza A. Meshgin
Name:	Reza Meshgin
Title:	CEO and President

M-FLEX CAYMAN ISLANDS, INC.

By:	/s/ Reza A. Meshgin
Name:	Reza Meshgin
Title:	CEO and President

PELIKON LIMITED

By:	/s/ Reza A. Meshgin
Name:	Reza Meshgin
Title:	Executive Chairman

Information in this exhibit marked [CONFIDENTIAL TREATMENT REQUESTED] has been omitted and will be filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. Confidential treatment has been requested with respect to the omitted portions.